                                                                   EXHIBIT 10.33

                      SECURITY CAPITAL GROUP INCORPORATED

                               1992 OPTION PLAN B

           (As amended and restated effective as of December 3, 1996)

             SECURITY CAPITAL GROUP INCORPORATED 1992 OPTION PLAN B
           (As amended and restated effective as of December 3, 1996)


                               Table of Contents

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                                                                            PAGE
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SECTION 1.       DEFINITIONS.............................................    1

SECTION 2.       THE PLAN................................................    2
                 2.1.   Purpose..........................................    2
                 2.1.   Effective Date...................................    3

SECTION 3.       ADMINISTRATION..........................................    3
                 3.1.   Duties and Powers of Committee...................    3
                 3.2.   Majority Rule....................................    3

SECTION 4.       PARTICIPATION...........................................    3

SECTION 5.       SHARES SUBJECT TO PLAN..................................    3
                 5.1.   Shares...........................................    3
                 5.2.   Adjustments..............,.......................    4

SECTION 6.       OPTIONS.................................................    4
                 6.1.   Option Grant and Agreement.......................    4
                 6.2.   Incentive Option.................................    4
                 6.3.   Debentures.......................................    5
                 6.4.   Option Price.....................................    6
                 6.5.   Expiration Date..................................    6
                 6.6.   Replacement Options..............................    6
                 6.7.   Exercise of Option...............................    7
                 6.8.   Change in Control................................    8
                 6.9.   Rights in Event of Termination
                           of Employment................................     9
                 6.10.  Rights in Event of Dissolution or
                           Liquidation of Company.......................     9

SECTION 7.       SHARE CERTIFICATES AND DEBENTURES......................     9
                 7.1.   Issuance........................................     9
                 7.2.   Compliance With Securities and
                           Other Laws...................................    10
                 7.3.   Rights as Shareholder...........................    10
                 7.4.   Repurchase of Shares............................    10

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                                                                            PAGE
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
SECTION 8.       TERMINATION, AMENDMENT AND MODIFICATION
                    OF PLAN.............................................     10
                 8.1.   Board Termination, Amendment and
                           Modification of Plan.........................     10
                 8.2.   Plan Termination................................     11
                 8.3.   Effect of Termination, Amendment or
                           Modification of Plan.........................     11

SECTION 9.       MISCELLANEOUS..........................................     11
                 9.1.   No Employment Rights............................     11
                 9.2.   Other Compensation Plans........................     11
                 9.3.   Binding Effect..................................     11
                 9.4.   Singular, Plural; Gender........................     11
                 9.5.   Headings........................................     12
                 9.6.   Nontransferability of Option....................     12
                 9.7.   No Reduction of Salary or Compensation
                         to Participate.................................     12
                 9.8.   Withholding.....................................     12

             SECURITY CAPITAL GROUP INCORPORATED 1992 OPTION PLAN B (As amended and restated effective as of December 3, 1996)

                            SECTION 1.  DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Company" means Security Capital Group Incorporated, a Maryland corporation.

          (c) "Debentures" means the Company's 12% Convertible Subordinated Debentures due 2014.

          (d) "Fair Market Value" with respect to any Share means (i) if the Share is not publicly traded, the fair value as determined by the Committee (as defined in Section 3), and (ii) if the Share is publicly traded, the closing price of the Share on the day in question. The closing price shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Share is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which such Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the highest closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. "Fair Market Value" with respect to Debentures as of any date means an amount equal to the Fair Market Value of the Shares into which the Debentures are convertible without regard to whether such Debentures are then convertible.

          (e) "Incentive Option" means an Option for Shares which qualifies for treatment as an incentive stock option pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          (f) "Non-Qualified Option" means any Option granted hereunder which is not an Incentive Option.

          (g) "Option" means an option to purchase Shares and Debentures granted pursuant to the provisions of Section 6 hereof. Except to the extent specifically designated as

     Incentive Options, Options awarded hereunder are intended to be Non-Qualified Options.

          (h) "Option Agreement" means the agreement described in Section 6.1 between the Company and the Optionee under which the Optionee may purchase Shares and Debentures hereunder.

          (i) "Optionee" means an employee to whom an Option has been granted hereunder.

          (j) "Plan" means the Security Capital Group Incorporated 1992 Option Plan B, the terms of which are set forth herein.

          (k) "Share" or "Shares" means the Company's present Shares of Common Stock, or, in the event that the outstanding Shares are hereafter changed into or exchanged for different shares or securities of the Company or some other corporation or other entity, such other shares or securities.

          (l) "Total and Permanent Disability" means the inability of an employee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

          (m) "Unit" means one Share and the Debentures awarded in tandem with such Share pursuant to Section 6.3.

                              SECTION 2.  THE PLAN

     2.1. Purpose. The Plan was established as part of the merger of SC Equity Limited, a Delaware limited partnership, with and into the Company. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to key employees of the Company, its subsidiaries and affiliates an opportunity to acquire or increase their proprietary interest in the Company by the grant to such employees of Options under the terms set forth herein. By thus encouraging such employees to become owners of Shares and Debentures, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

     2.2. Effective Date. This Plan is effective as of January 1, 1993. This amendment and restatement of the Plan is effective as of December 3, 1996.

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                           SECTION 3.  ADMINISTRATION

     3.1. Duties and Powers of Committee. The Plan shall be administered by a Committee consisting of two or more non-employee members of the Board (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority (a) to determine the employees (who may also be directors) to whom and the time or times at which Options may be granted, (b) to determine whether an Option granted pursuant to the Plan shall be an Incentive Option, (c) to determine the persons who shall receive Options and the number of Shares to be subject to each Option, (d) to determine the details and provisions of each Option Agreement, subject, however, to the provisions of Section 6 hereof, (e) to prescribe, amend and rescind rules and regulations relating to the Plan, and (f) to make all other determinations necessary or advisable in the administration of the Plan.

     3.2. Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee.

                           SECTION 4.  PARTICIPATION

     Subject to the terms and conditions of the Plan, the Committee shall designate the key employees of the Company (who may also be directors of the Company) or its subsidiaries or affiliates to whom Options are to be granted.

                       SECTION 5.  SHARES SUBJECT TO PLAN

     5.1.  Shares.  Subject to adjustment pursuant to the provisions of Section
5.2 hereof, the total number of Shares, and the total principal amount of Debentures, which may be issued and sold upon exercise of all Options exercised under this Plan (excluding Shares subsequently issued upon conversion of Debentures) shall not exceed 3,333.3 Shares and $6,666,666 principal amount of Debentures, respectively. Shares issued upon exercise of Options may be either authorized and unissued Shares or Shares issued and thereafter reacquired by the Company. The number of Shares relating to an Option which expires or terminates for any reason without the issuance of Shares or Debentures (including Shares or Debentures that are not issued because they are withheld to satisfy minimum income tax withholding) shall again be available for Options under the Plan.

     5.2. Adjustments. In the event of any change in the outstanding Shares or Debentures by reason of any stock dividend, split, merger, consolidation, recapitalization, combination, exchange of shares or other similar corporate change:

          (a) The aggregate number and kind of Shares and Debentures subject to Options which may be granted hereunder shall be adjusted appropriately;

          (b) Rights under outstanding Options granted hereunder both as to the number of Shares and Debentures and the Option Price shall be adjusted appropriately; and

          (c) Subject to any required action by shareholders, if there shall be any reorganization, consolidation or merger of the Company with any other entity or entities, or sale by the Company of all or substantially all of its assets in exchange for securities of another entity or entities, then the Optionee shall be entitled, subject to the conditions set forth in the Plan and the Option Agreement, to purchase such number of Shares and Debentures or amount of other securities of the Company or such other entity or entities as were exchangeable for the number of Shares and Debentures which the Optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the Option Price to reflect such reorganization, consolidation, merger or sale.

     The adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee. All adjustments shall be applied in like manner to all outstanding Options. Any adjustment may provide for the elimination of fractional share interests.

                              SECTION 6.  OPTIONS

     6.1. Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Option Agreement in the form of Exhibit A attached hereto dated as of the date of grant and executed by the Company and the Optionee. Each Option shall be awarded and exercised in tandem with an option to purchase Debentures in accordance with Section 6.3. The right to exercise Options shall vest as determined by the Committee with respect to each Option granted.

     6.2. Incentive Option. The Committee in its sole discretion may designate whether an Option awarded to an employee of the Company or a subsidiary is to be considered an Incentive Option. The Committee may grant both an Incentive Option and a Non-Qualified Option to the same Optionee. However, where both an Incentive Option and a Non-Qualified Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option.

     Should the Committee designate an Option granted hereunder as an Incentive Option, such Option shall be subject to the general provisions applicable to all Options granted under the Plan; in addition, an Incentive Option shall in all events be subject to the following provisions, which provisions shall be stated within the applicable Option Agreement:

          (a) The Committee may grant an Incentive Option to an employee who owns, directly or indirectly by attribution, securities in the Company possessing more than 10% of the total combined voting power of all classes of the Company's securities only if the Option Price (as defined in Section 6.4) of a Share is at least 110% of the Fair Market Value of the Share and such Option by its terms is not exercisable after the expiration of five years from the date the Option is granted.

          (b) The Committee shall not grant Incentive Options which are exercisable in a manner so that the aggregate Fair Market Value (determined at the time the Incentive Options are granted) of the Shares with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all incentive stock option plans of the Company established pursuant to Section 422 of the Code) exceeds $100,000.

          (c) No Incentive Options shall be granted more than 10 years after the Effective Date.

     If any Option is not granted, exercised and held pursuant to the provisions of this Section 6.2, including any acceleration of the vesting provisions of the Option or surrender of the Option to the Company for cash pursuant to the provisions of either Section 6.8 or Section 6.12, it will be considered a Non-Qualified Option to the extent that it does not comply with the provisions hereof.

     6.3. Debentures. Each Option or replacement option (as described in Section 6.6) to purchase one Share shall be awarded in tandem with an option to purchase $2,000 principal amount of Debentures at a price which bears the same ratio to the Option Price (described in Section 6.4) of a Share on the date of the award as $2,000 bears to $1,000. Options to purchase Debentures may only be exercised when the Option to purchase the related Share is exercised.
Debentures issued pursuant to the exercise of the related Option shall be issued in denominations which are integral multiples of $50.

     6.4. Option Price. Subject to Sections 5 and 6.6, the Option Price of a Share shall be determined by the Committee; provided, however, the Option Price of each Share under an Incentive Option may not be less than the Fair Market Value of a Share at the date of grant, and further provided that the Option Price of Shares which are granted under a Non-Qualified Option shall not be less than 70% of Fair Market Value at the date of grant.

     6.5. Expiration Date. The "Expiration Date" of each Option granted under the Plan shall be determined by the Committee; provided, however, the Expiration Date of an Incentive Option shall be no later than the tenth anniversary date of the award, and provided further no Option shall have an Expiration Date later than December 31, 2002. Options shall not be exercisable after their Expiration Date and shall be subject to earlier termination as hereinafter provided.

     6.6. Replacement Options. The Committee may provide either at the time of grant or subsequently that an Option includes the right to acquire a replacement option. To receive a replacement option, the Option must be exercised prior to termination of employment. A replacement option will entitle the holder thereof to an Option for the number of Shares or principal amount of Debentures otherwise issuable upon exercise of an Option that are withheld to satisfy minimum tax obligations with respect to such exercise; provided, however, the Committee, in its sole discretion, may determine that a replacement option with respect to withheld Debentures shall be issued solely in an equivalent amount of Shares. In addition to any other terms and conditions the Committee deems appropriate, the replacement option shall be subject to the following terms:

          (a) the replacement option shall be granted on the date the original Option is exercised;

          (b) the Option Price for Shares under a replacement option shall be the Fair Market Value of a Share on the date of such exercise and the Option Price for Debentures shall be an amount equal to the Fair Market Value of the Shares on the date of exercise into which the Debentures are convertible without regard to whether such Debentures are then convertible;

          (c) the replacement option shall be exercisable no earlier than six months after its grant date;

          (d) the Expiration Date of the replacement option will be the same as the Expiration Date of the original Option; and

          (e) the replacement option shall be a Non-Qualified Option and shall otherwise meet all conditions of this Section 6.

     6.7. Exercise of Option. Options shall be exercised by written notice of intent to exercise the Option with respect to a specified number of Units by the Optionee to the Company at its principal office in Santa Fe, New Mexico, and by tendering in cash or by certified, bank cashier's or teller's check or Shares or Debentures of the Company which have been held by the Optionee at least six months valued at Fair Market Value as of the date of tender, or in any combination of cash and Shares and Debentures, payment in full to the Company at said office of the amount of the Option Price for the number of Units with respect to which the Option is then being exercised, together with the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise. The Optionee may pay all or a portion of the federal, state or local withholding taxes arising in connection with an Option exercise by electing to have the Company withhold Units, Shares or Debentures, or by delivering previously-owned Shares and Debentures, in each case using Units, Shares or Debentures having a Fair Market Value on the date of exercise equal to or greater than the amount to be withheld; provided, however, an Optionee may only tender Shares or Debentures that have been held less than six months or have Shares or Debentures withheld to the extent that the Fair Market Value of such Shares or Debentures does not exceed the minimum required withholding amount with respect to the Option exercise; provided further that this method of paying withholding taxes with Units, Shares or Debentures that have been held for less than six months will not be available after the Shares are publicly traded on a national securities exchange and a registration statement with respect to the Options and Shares underlying the Options is effective under the Securities Act of 1933, as amended. In the event all or part of the withholding is paid by withholding Units, Shares or Debentures, any excess of the value of the withheld Units, Shares or Debentures over the amount of the withholding will be returned to the Optionee in whole or fractional Shares or Debentures, as applicable.

     6.8. Change in Control. In the event that (i) an Optionee's employment is terminated by the Company or the successor to the Company or an affiliated entity which is his or her employer for reasons other than Cause following a Change in Control of the Company (as defined below), or (ii) the Plan is terminated by the Company or its successor following a Change in

Control without provision for the continuation of outstanding Options hereunder, all Options which have not otherwise expired shall become immediately exercisable and all restrictions on stock awards shall lapse. For purposes of the Plan, a "Change in Control" means the happening of any of the following:

          (a) the stockholders of the Company approve a definitive agreement to merge the Company into or consolidate the Company with another entity, sell or otherwise dispose of all or substantially all of its assets; provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of the Company, the surviving corporation or corporation directly or indirectly controlling the Company or the surviving corporation, as the case may be, is held by the same persons (as defined below) (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of the Company immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the Company may be a new holder of such beneficial ownership; provided, further, that a transaction with an "Affiliate" of the Company (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall not be treated as a Change in Control; or

          (b) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of the Company is acquired, other than from the Company, by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than by an Affiliate or any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the Company); or

          (c) at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors of the Company cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

For purposes of this Section, an Optionee's employment shall also be deemed to be terminated by the Company or the successor to the

Company or an affiliated entity if the Optionee terminates employment after (i) a substantial adverse alteration in the nature of the Optionee's status or responsibilities from those in effect immediately prior to the Change in Control, or (ii) a material reduction in the Optionee's annual base salary and target bonus, if any, as in effect immediately prior to the Change in Control.

     6.9. Rights in Event of Termination of Employment. In the event of the Optionee's termination of employment with the Company and all affiliated entities, the following rules shall apply:

          (a) if the Optionee's employment terminates for any reason other than death, Total and Permanent Disability, Retirement (as defined below) or Cause (as defined below) or transfer to an affiliated entity, the Optionee shall have the right, during the period ending three months after such termination, to exercise outstanding Options to the extent such Options were exercisable on the date of such termination;

          (b) if the Optionee's employment with the Company and all affiliated entities terminates on account of death, Total and Permanent Disability or Retirement, the Optionee (or, in the event of his or her death, the person who acquired the right to exercise the Option) shall have the right, during the period ending one year after such termination, to exercise outstanding Options to the extent such Options were exercisable on the date of such termination and in the event of termination on account of death or Total and Permanent Disability, all such Options shall become immediately exercisable as of the date of such termination;

          (c) if the Optionee's employment is terminated for Cause, the vested and unvested portion of the Option shall terminate and the Option shall be cancelled and shall not be exercisable on or after such termination date; and

          (d) in the event the Optionee is transferred to an affiliated entity, the Option shall remain in full force and effect until the Optionee is no longer employed by the Company or any affiliated entity, in which case paragraphs (a) through (c) next above shall apply, as applicable.

Any portion of the Option which is not exercisable on the date that the Optionee's employment terminates for any reason shall be forfeited. "Cause" shall mean, in the reasonable judgment of the Committee (i) the willful and continued failure by the Optionee to substantially perform his or her duties with the Company or any affiliated entity after written notification by the Company or such affiliated entity, (ii) the willful engaging by the Optionee in conduct which is demonstrably injurious to the Company or any affiliated entity, monetarily or otherwise, or (iii) the engaging by the Optionee in egregious misconduct involving serious moral turpitude. For purposes hereof, no act, or failure to act, on the Optionee's part shall be deemed "willful" unless done, or omitted to be done, by the Optionee not in good faith and without reasonable belief that such action was in the best interest of the Company. "Retirement" shall mean the occurrence of a termination of employment of the Optionee, other than for Cause, death or Total and Permanent Disability, after providing at least five years of service to the Company or affiliated entities if the Optionee has attained at least age 60.

     6.10. Rights in Event of Dissolution or Liquidation of Company. Options shall terminate upon dissolution or liquidation of the Company, provided that for a period of 60 days prior to such dissolution or liquidation, the Optionee shall have the right to exercise outstanding Options in full even though such Option would not otherwise be exercisable. Upon such dissolution or liquidation, the unexercised portion of any Options shall terminate and be of no further effect.

                 SECTION 7.  SHARE CERTIFICATES AND DEBENTURES

     7.1. Issuance. The Company shall not be required to issue or deliver any Debentures or any certificate for Shares purchased upon the exercise of any Option granted hereunder, or any portion thereof, prior to fulfillment of all of the following conditions:

          (a) The completion of any registration or other qualification of such Shares or Debentures under any federal or state securities laws or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

          (b) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

          (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

     7.2. Compliance With Securities and Other Laws. In no event shall the Company be required to sell or issue Shares or Debentures pursuant to Options granted under this Plan if the issuance thereof would constitute a violation by either the Optionee or the Company of any provision of any law or regulation of any governmental authority or any national securities exchange. As a condition of any sale or issuance of Shares and Debentures pursuant to Options granted hereunder, the Company may place legends on the Shares or Debentures, issue stop-transfer orders and require such agreements or undertakings from the Optionee as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including, if the Company or its counsel deems it appropriate, representations from the Optionee that he or she is acquiring the Shares or Debentures solely for investment and not with a view to distribution and that no distribution of the Shares or Debentures acquired by him or her will be made unless registered pursuant to applicable federal and state securities laws or unless, in the opinion of counsel to the Company, such registration is unnecessary.

     7.3. Rights as Shareholder. An Optionee or transferee of an Option shall have no rights as a shareholder with respect to any Shares subject to such Option prior to the purchase of such Shares by exercise of such Option as provided herein.

     7.4. Repurchase of Shares. The Committee may, by agreement providing for right of first refusal, limit a holder's rights to sell or otherwise dispose of Shares or Debentures acquired pursuant to this Plan.

                       SECTION 8.  TERMINATION, AMENDMENT
                            AND MODIFICATION OF PLAN

     8.1. Board Termination, Amendment and Modification of Plan. The Board may at any time, terminate, and may at any time and from time to time and in any respect, amend or modify, the Plan, including the form of Option Agreement; provided, however, that no such action of the Board, without approval of the shareholders of the Company, may:

          (a) Increase the total number of Shares and Debentures subject to the Plan except as contemplated in Section 5.2 hereof;

          (b) Restrict, expand or otherwise change the class or classes of employees eligible to participate in the Plan;

          (c) Change the Option Price other than pursuant to Section 5.2 or to change the manner of determining the Fair Market Value of the Shares to conform with any then applicable provisions of the Code or regulations or rulings thereunder; or

          (d) Withdraw the administration of the Plan from the Committee.

     8.2. Plan Termination. Unless terminated earlier as provided in Section 8.1, the Plan shall terminate on December 31, 2002, and no Option shall be granted under this Plan after that date.

     8.3. Effect of Termination, Amendment or Modification of Plan. Notwithstanding Sections 8.1 and 8.2, no termination, amendment or modification of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan without the consent of the Optionee or a person who shall have acquired the right to exercise the Option by will or the laws of descent and distribution.

                           SECTION 9.  MISCELLANEOUS

     9.1. No Employment Rights. Nothing in the Plan or in any Option granted hereunder or in any Option Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or affiliated entities.

     9.2. Other Compensation Plans. The adoption of the Plan shall not affect any other securities option or incentive or other compensation plans in effect for the Company or an affiliated entity, nor shall the Plan preclude the Company or any affiliated entity from establishing any other forms of incentive or other compensation for employees of the Company or such affiliated entity.

     9.3. Binding Effect. The Plan shall be binding upon the successors and assigns of the Company.

     9.4. Singular, Plural; Gender. Whenever used herein, except where the context clearly indicates to the contrary, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     9.5. Headings. Headings of the Sections hereof are inserted for convenience of reference and constitute no part of the Plan.

     9.6. Nontransferability of Option. No Option shall be transferred by an Optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by him or her. The Committee may require such evidence of a transfer by will or the laws of descent and distribution as it deems necessary.

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

     9.7. No Reduction of Salary or Compensation to Participate. No employee shall be required to forego an increase in salary, or to defer any amount of compensation as a condition of participation in the Plan.

     9.8. Withholding. The Company shall have the right to deduct from any cash payment made pursuant to Section 6.7 of the Plan an amount equal to the federal, state and local income taxes required to be withheld with respect to such payment. If the cash portion of any such payment is less than the amount of taxes required to be withheld, the Company may require the Optionee or other person receiving such payment, as a condition of and prior to such payment, to pay to it the balance of any such taxes required to be so withheld.

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